EXHIBIT 10.29

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

APPLIED DNA SCIENCES, INC.

PURCHASE WARRANT

Warrant No. __ Issue Date: July 15, 2011

THIS PURCHASE WARRANT certifies that, for value received, __________ (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issue Date and on or prior to the close of business on July 15, 2018 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Applied DNA Sciences, Inc., a Delaware corporation (the “Company”), at the Exercise Price (as defined below) an aggregate of __________ fully paid, validly issued and nonassessable shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company.  As used herein “Underlying Securities” means, the shares of Common Stock, issuable upon exercise of this Warrant.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Warrant Holder hereby agree as follows:

Section 1.  Exercise of Warrant.

  (a)     Process.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Issue Date and on or before the Termination Date by delivery to the Company (the date of such delivery, the “Exercise Date”) of a duly executed facsimile copy of the Notice of Exercise attached hereto as Exhibit A (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company).  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased the entire Underlying Securities available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days (as defined below) of the date the final Notice of Exercise is delivered to the Company.  Partial exercises of this Warrant resulting in purchases of a portion of the Underlying Securities available hereunder shall have the effect of lowering the Underlying Securities purchasable hereunder by the Underlying Securities purchased.  The Holder and the Company shall maintain records showing the Underlying Securities purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.  The Holder may provide this Warrant, or an affidavit of lost security, to the Company within a reasonable period after the delivery of any Notice of Exercise related to any partial exercise of this Warrant, and the Company, at its expense, will promptly and, in any event within three (3) Trading Days thereafter, issue and deliver to the Holder a new Warrant of like tenor, registered in the name of the Holder and exercisable, in the aggregate, for the remaining Underlying Securities available for purchase under this Warrant.  The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Underlying Securities hereunder, the Underlying Securities available for purchase hereunder at any given time may be less than the amount stated on the face hereof.  As used herein (i) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time), and (ii) “Principal Market” means the OTC Bulletin Board.

  (b)     Exercise Price.  For purposes of this Warrant, “Exercise Price” means $0.0475 per share;

  (c)     Cash Exercise.  This Warrant may be exercised in whole or in part at any time prior to the Termination Date, by delivery of the following to the Company:

(i)      A duly completed and executed Notice of Exercise in the form attached hereto as Exhibit B; and

(ii)     The aggregate purchase price for the Underlying Securities with respect to which this Warrant is being exercised, in lawful money of the United States, in one, or a combination, of the following methods: (1) cash, (2) certified check or bank draft payable to the order of the Company, or (3) by wire transfer of immediately available funds.

  (d)     Cashless Exercise.  This Warrant may be exercised in whole or in part at any time prior to the Termination Date, by means of a “cashless exercise” in which event the Company shall issue to the Holder the number of Underlying Securities determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Underlying Securities to be issued to the Holder.

Y = the number of Underlying Securities with respect to which this Warrant is being exercised.

A = the volume weighted average closing price of the Common Stock for the five (5) consecutive Trading Day period ending on the Trading Day immediately preceding the date of such election.

B = the Exercise Price.

  (e)     Delivery of Underlying Securities; etc.

(i)      Upon exercise of this Warrant, the Company shall promptly (but in no event later than five (5) Trading Days after the Exercise Date) (the “Delivery Date”) issue and deliver (or cause to be issued and delivered) to the Holder the Underlying Securities issuable upon such exercise. The Holder, or any person permissibly designated by the Holder to receive the Underlying Securities, shall be deemed to have become the holder of record of such Underlying Securities as of the Exercise Date.

(ii)     To the extent permitted by law, the Company’s obligations to issue and deliver the Underlying Securities in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Underlying Securities. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the Underlying Securities issuable upon exercise of this Warrant as required pursuant to the terms hereof.

(iii)     If the Company fails to transmit to the Holder Underlying Securities pursuant to this Section 1(e) by the fifth Trading Day immediately following the Delivery Date, then the Holder will have the right to rescind such exercise.

(iv)     Issuance of Underlying Securities shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Underlying Securities, all of which taxes and expenses shall be paid by the Company, and such Underlying Securities shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Underlying Securities are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto as Exhibit C duly executed by the Holder.

  (f)      Notice to Allow Exercise by the Holder.  If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register (as defined below) of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  Subject to applicable law, the Holder is entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice.  Notwithstanding the foregoing, the delivery of the notice described in this Section 1(f) is not intended to and shall not bestow upon the Holder any voting rights whatsoever with respect to the Warrant.

Section 2.      Transfer of Warrant.

  (a)     Transferability.  Subject to compliance with any applicable federal or state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Underlying Securities without having a new Warrant issued.

  (b)     New Warrant.  This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 2(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the Underlying Securities issuable pursuant thereto.

  (c)     Warrant Register.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 3.      Registration Rights

  (a)     Demand Registration.

(i)       If, at any time, the Company shall receive a written request from the Holder that the Company effect the registration under the Securities Act of 1933, as amended (the “Securities Act”), of shares of Common Stock issuable upon exercise hereof (the “Registrable Securities”), then the Company will use its reasonable efforts to effect, as expeditiously as possible, the registration under the Securities Act of the Registrable Securities that the Company has been so requested to register by the Holder to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities so to be registered; provided, that the Company shall not be obligated to effect more than one (1) Demand Registration pursuant to this Section 3(a).

(ii)      The Company will be liable for and pay all expenses in connection with any Demand Registration.

  (b)     Piggyback Registration.

(i)  If the Company proposes to register any Common Stock under the Securities Act (other than a registration on Form S-8 or S-4, or any successor or similar forms, relating to Common Stock issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another person), whether or not for sale for its own account, it will each such time give written notice at least ten (10) Trading Days prior to the anticipated filing date of the registration statement relating to such registration to the Holder, which notice shall set forth the Holder’s rights under this Section 3(b) and shall offer the Holder the opportunity to include in such registration statement the number of Registrable Securities as the Holder may request.  Upon the written request of the Holder made within ten (10) days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by the Holder), the Company will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Holder; provided that if, at any time after giving written notice of its intention to register any securities pursuant to this Section 3(b) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to the Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.  No registration effected under this Section 3(b) shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section 3(a).

(ii)      The Company will be liable for and pay all expenses in connection with each registration of Registrable Securities pursuant to this Section 3(b).

  (c)     Registration Procedures.

(i)  Whenever the Holder requests that any Registrable Securities be registered pursuant to Sections 3(a) or (b) hereof, the Company will as expeditiously as possible prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on any form reasonably acceptable to the Holder for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable efforts to cause such filed registration statement to become and remain effective until the earlier of (A) the date as of which the Holder may sell all of the Registrable Securities covered by such registration statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act or (B) the date on which the Holder shall have sold all of the Registrable Securities covered by such registration statement (the “Registration Period”).  The Company shall ensure that each registration statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such registration statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

(ii)  The Company shall permit the Holder to review (A) a registration statement at least three (3) Trading Days prior to its filing with the SEC and (B) all amendments and supplements to all registration statements (except for Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q or any similar or successor reports) within a reasonable number of days prior to their filing with the SEC.  The Company shall furnish to the Holder whose Registrable Securities are included in a registration statement, without charge, (1) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any registration statement, (2) promptly after the same is prepared and filed with the SEC, one copy of any registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by the Holder, and all exhibits and (3) upon the effectiveness of any registration statement, such number of copies of the prospectus included in such registration statement and all amendments and supplements thereto as the Holder may reasonably request.

(iii)  The Company shall use its reasonable efforts to (A) register and qualify, unless an exemption from registration and qualification applies, the resale by the Holder under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (B) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (C) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (D) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (1) make any change to its certificate of incorporation or bylaws, (2) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (3) subject itself to general taxation in any such jurisdiction, or (4) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify the Holder of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

(iv)  The Company shall notify the Holder in writing of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which the prospectus included in a registration statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Holder as the Holder may reasonably request.  The Company shall also promptly notify the Holder in writing (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each the Holder by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (B) of any request by the SEC for amendments or supplements to a registration statement or related prospectus or related information, and (C) of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate.

(v)  If the Holder is required under applicable securities laws to be described in the registration statement as an underwriter, at the reasonable request of the Holder, the Company shall furnish to the Holder, on the date of the effectiveness of the registration statement and thereafter from time to time on such dates as the Holder may reasonably request (A) a letter, dated as of such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holder, and (B) an opinion, dated as of such date, of counsel representing the Company for purposes of such registration statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holder.

(vi)  Upon the written request of the Holder in connection with the Holder’s due diligence requirements, if any, the Company shall make available for inspection by the Holder or agents retained by the Holder (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to the Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any registration statement or is otherwise required under the Securities Act, (B) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein shall be deemed to limit the Holder’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(vii)  The Company shall hold in confidence and not make any disclosure of information concerning the Holder provided to the Company unless (A) disclosure of such information is necessary to comply with federal or state securities laws, (B) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any registration statement, (C) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (D) such information has been made generally available to the public other than by disclosure in violation of this Warrant.  The Company agrees that it shall, upon learning that disclosure of such information concerning the Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holder and allow the Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(viii)  The Company shall use its reasonable efforts either to cause all of the Registrable Securities covered by a registration statement to be listed or quoted on each securities exchange, bulletin board or quotation system on which securities of the same class or series issued by the Company are then listed or quoted.

(ix)         The Company shall cooperate with the Holder and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a registration statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holder may reasonably request and registered in such names as the Holder may request.

(x)          If requested by the Holder, the Company shall (A) as soon as reasonably practicable incorporate in a prospectus supplement or post-effective amendment such information as the Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (B) as soon as reasonably practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (C) as soon as reasonably practicable, supplement or make amendments to any registration statement if reasonably requested by the Holder.

(xi)         The Company shall use its reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(xii)        The Company shall otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(xiii)       Within two (2) Trading Days after a registration statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holder) confirmation that such registration statement has been declared effective by the SEC.

Section 4.      Miscellaneous.

  (a)     Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of such Warrant.

  (b)     Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

  (c)     Company Covenants.

(i)  The Company covenants that during the period the Warrant is outstanding and exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the exercise in full of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing Underlying Securities to execute and issue the necessary Underlying Securities upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Underlying Securities may be issued as provided herein without violation of any applicable law or regulation.  The Company covenants that all Underlying Securities which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(ii)  The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Warrant against impairment.

  (d)     Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant.  THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

  (e)     Restrictions.  The Holder acknowledges that the Underlying Securities acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws and shall bear a restrictive legend in substantially the following form:

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

  (f)      Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Trading Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Applied DNA Sciences, Inc.
25 Health Sciences Drive, Suite 113
Stony Brook, New York 11790
Telephone:	(631) 444-6370
Facsimile:	(631) 444-8848
Attention:	Chief Financial Officer

If to the Holder:

Telephone:
Facsimile:
Attention:

  (g)     Limitation of Liability.  No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Underlying Securities, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price of any Underlying Security of the Company, whether such liability is asserted by the Company or by creditors of the Company.

  (h)    Remedies.  The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

  (i)      Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Underlying Securities.

  (j)      Amendment; Waiver.  No provision of this Warrant may be waived or amended other than by written instrument signed by the Company and the Holder and their successors and assigns.

  (k)     Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

  (l)      Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

APPLIED DNA SCIENCES, INC.

By:
Name: Kurt H. Jensen
Title: Chief Financial Officer

EXHIBIT A
NOTICE OF EXERCISE

TO:          Applied DNA Sciences, Inc.

1.           [  ] (Check if applicable)  The undersigned hereby elects to purchase [___________] shares of Common Stock, $0.001 par value per share, of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price related to such principal amount in full in lawful money of the United States.

Or

1.           [  ] (Check if applicable)  The undersigned hereby elects to purchase shares of Common Stock, $0.001 par value per share, of the Company as a cashless exercise of $[_________] of the total Exercise Price of this Warrant.

2.           Please issue Common Stock in the name of the undersigned or in such other name as is specified below:

The Common Stock shall be delivered by physical delivery to:

3.           Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

EXHIBIT C
ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] of the Common Stock issuable upon exercise of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

Dated:	,

Holder’s Signature:

Holder’s Address:

.

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